                                                                   Exhibit 23(a)





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


            We consent to the inclusion in this Registration Statement on Form S-8 of our report dated February 23, 1995, on our audits of the consolidated financial statements and financial statement schedule of Wendy's International, Inc.





                                         COOPERS & LYBRAND L.L.P.

                                         /s/ COOPERS & LYBRAND L.L.P.


Columbus, Ohio
July 27, 1995





                                       12